EXHIBIT 10.1

REVOLVING CREDIT AGREEMENT

This Revolving Credit Agreement (this “Agreement”) dated as of March 9 2020, is between __Christian Meissner___ (the “Lender”), and PURADYN FILTER TECHNOLOGIES INCORPORATED, a Delaware corporation (the “Borrower”).

WHEREAS, the Lender desires to advance the Borrower funds on a secured basis up to $250,000;

WHEREAS, the Borrower’s obligation to repay the credit facility described in this Agreement is contained in that certain 5% Senior Secured Revolving Promissory Note in the original principal amount of up to $250,000.00 of even date herewith and any additional promissory notes now or hereafter executed and delivered by the Borrower to the Lender and any renewals, modifications, amendments and extensions thereof (collectively the “Note”).

NOW THEREFORE, in consideration of the premises and TEN and NO/100 ($10.00) DOLLARS and for other good and valuable consideration, the receipt of which is hereby acknowledged by each party from the other, the parties covenant and agree as follows:

1.

FACILITY, LINE OF CREDIT AMOUNT AND TERMS

1.1

Line of Credit Amount.

(a)

During the availability period described below, the Lender, at its sole discretion will provide a line of credit to the Borrower. The amount of the line of credit (the “Facility Commitment”) is up to $250,000.

(b)

This is a revolving line of credit. During the availability period and subject to the limits set forth herein, the Borrower may repay principal amounts and reborrow them subject to the terms and conditions of the Note.

1.2

Availability Period.

The line of credit is available commencing on the date hereof and expiring September 30, 2020, or such earlier date as the availability may terminate as provided in this Agreement (the “Facility Expiration Date”).

1.3

Repayment Terms.

(a)

Except as otherwise provided under the Note, the Borrower will pay interest on the Facility Expiration Date.

(b)

Except as otherwise provided under the Note, the Borrower will repay in full any principal, interest or other charges outstanding under this facility no later than the Facility Expiration Date.

1.4

Interest Rate.

The interest rate is a rate per year as provided under the Note (the “Applicable Rate”).

1

2.

EXPENSES

Each party is responsible for its own costs and expenses it incurs in the preparation of this Agreement and any agreement or instrument required by this Agreement.  Expenses include, but are not limited to, reasonable attorneys’ fees and the cost of periodic field examinations of the Borrower’s books and records, at such intervals as the Lender may reasonably require.

3.

DISBURSEMENTS, PAYMENTS AND COSTS

3.1

Disbursements and Payments.

(a)

Each payment by the Borrower will be made in U.S. Dollars and immediately available funds as reasonably specified by the Lender.

(b)

Each disbursement by the Lender and each payment by the Borrower will be evidenced by records kept by the Lender. In addition, the Lender may, at its discretion, require the Borrower to sign one or more promissory notes.

3.2

Interest Calculation.

Except as otherwise stated in this Agreement or the Note, all interest and fees, if any, will be computed on the basis of a 365-day year and the actual number of days elapsed. Installments of principal, which are not paid when due under this Agreement, shall continue to bear interest until paid.

4.

CONDITIONS

Before the Lender is required to extend any credit to the Borrower under this Agreement, it must receive any documents and other items it may reasonably require, in form and content acceptable to the Lender, including any items specifically listed below.

4.1

Authorizations.

Evidence that the execution, delivery and performance by the Borrower of this Agreement and any instrument or agreement required under this Agreement have been duly authorized.

4.2

Conditions to Each Extension of Credit Under the Facility.

Nothing provided herein shall require Lender to extend any credit to the Borrower or the Borrower to draw down on the Facility Commitment.

4.3

Subordination Agreement.

Borrower shall enter into a Subordination Agreement with Joseph V. Vittoria, the Borrower’s senior secured lender (“JVV”), whereby JVV shall agree to subordinate that certain Senior Secured Promissory Note dated March 25, 2019, in the principal amount of $9,129,430.50 to the Note.

4.4

Security Agreement.

The Borrower and Lender shall enter into a security agreement providing the Lender with a first priority lien on the Borrower’s assets (the “Security Agreement”).

5.

LENDER’S REPRESENTATIONS AND WARRANTIES

5.1

The Lender is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D.

5.2

The Lender has been provided access via the Securities and Exchange Commission (the “Commission”) public website at www.sec.gov with access to copies of the Borrower’s Annual Report on Form 10-K for the period ended December 31, 2018, the Borrower’s Quarterly Report for the period ended September 30, 2019 and the Borrower’s other filings with the Commission (collectively, the “SEC Reports”), and represents and warrants that it has read and reviewed these reports (including the “Risk Factors” contained therein), with the Borrower’s other filings with the Commission. The Lender acknowledges that the Borrower has made available to the undersigned or provided the undersigned the opportunity to review all SEC Reports and this Agreement, and has allowed the Lender an opportunity to ask questions and receive answers thereto and to verify and clarify any information contained in the SEC Reports and this Agreement. The Lender further acknowledges that the undersigned has received all information concerning the Borrower, the Borrower’s business and all other information necessary for the undersigned to invest in the Borrower.

6.

BORROWER’S REPRESENTATIONS AND WARRANTIES

When the Borrower signs this Agreement, and until the Lender is repaid in full, the Borrower makes the following representations and warranties. Each request for an extension of credit constitutes a renewal of these representations and warranties by the Borrower as of the date of the request:

6.1

Formation.

Borrower is duly formed and existing under the laws of the state of Delaware.

6.2

Authorization.

This Agreement and any instrument or agreement required hereunder, are within Borrower’s powers, have been duly authorized, and do not conflict with any of its organizational documents.

6.3

Enforceable Agreement.

This Agreement is a legal, valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms, and any instrument or agreement required hereunder, when executed and delivered, will be similarly legal, valid, binding and enforceable.

6.4

No Conflicts.

This Agreement does not conflict with any law, agreement, or obligation by which Borrower is bound.

6.5

SEC Reports.

The SEC Reports have been made available to the Borrower via www.sec.gov. Since January 1, 2016, none of the SEC Reports, at the time they were filed with the SEC, contained any untrue statement of a material faced or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading. Except with respect to the material terms and conditions of the transactions contemplated by this Agreement, the Borrower confirms that neither it nor, to its knowledge, any other person acting on its behalf has provided the Lender or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information.

6.6

No Event of Default.

There is no event which is, or with notice or lapse of time or both would be, a default under this Agreement and/or the Note.

7.

COVENANTS

The Borrower agrees, so long as credit is available under this Agreement and until the Lender is repaid in full:

7.1

Use of Proceeds.

To use the proceeds of the Facility for the satisfaction of all amounts due under that certain Kabbage Business Loan Agreement dated October 24, 2019 (the “Kabbage Loan”) and working capital, unless otherwise agreed to in writing by Lender.

7.2

Loans.

Not to make any loans, advances or other extensions of credit to any individual or entity, except for:

(a)

Loans, advances and extension of credit in accordance with the Borrower’s business.

(b)

Existing extensions of credit disclosed to the Lender in writing.

(c)

Extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business to non-affiliated entities.

7.3

Notices to Lender.

To notify the Lender in writing of:

(a)

Any lawsuit over Fifty Thousand Dollars ($50,000.00) against the Borrower.

(b)

Any substantial dispute between any governmental authority and the Borrower.

(c)

Any event of default under this Agreement, or any event which, with notice or lapse of time or both, would constitute an event of default.

(d)

Any material adverse change in the Borrower’s business condition (financial or otherwise), operations, properties or prospects, or ability to repay the credit.

(e)

Any change in the Borrower’s name, legal structure, place of business, or chief executive office if the Borrower has more than one place of business.

(f)

Any actual contingent liabilities of the Borrower, and any such contingent liabilities which are reasonably foreseeable, where such liabilities are in excess of Fifty Thousand Dollars ($50,000.00) in the aggregate.

7.4

Compliance with Laws.

To comply with the laws, regulations, and orders of any government body with authority over the Borrower’s business. The Lender shall have no obligation to make any advance to the Borrower except in compliance with all applicable laws and regulations and the Borrower shall fully cooperate with the Lender in complying with all such applicable laws and regulations.

7.5

Cooperation.

To take any action reasonably requested by the Lender to carry out the intent of this Agreement.

7.6

Continuing Obligation.

The Borrower’s obligations to the Lender under this Article, except the obligation to give notices to the Lender, shall survive termination of this Agreement and repayment of the Borrower’s obligations to the Lender under this Agreement.

8.

DEFAULT AND REMEDIES

If any of the following events of default occurs, the Lender may do one or more of the following: declare the Borrower in default, stop making any additional credit available to the Borrower, and require the Borrower to repay its entire debt immediately and without prior notice. If an event which, with notice or the passage of time, will constitute an event of default has occurred and is continuing, the Lender has no obligation to make advances or extend additional credit under this Agreement. In addition, if any event of default occurs, the Lender shall have all rights, powers and remedies available under any instruments and agreements required by or executed in connection with this Agreement, as well as all rights and remedies available at law or in equity. If an event of default occurs under the paragraph entitled “Bankruptcy,” below, with respect to the Borrower, then the entire debt outstanding under this Agreement will automatically be due immediately.

8.1

Failure to Pay.

The Borrower fails to make a payment under this Agreement and/or the Note when due.

8.2

Default under Related Documents.

Any default occurs under the Note or other document required by or delivered in connection with this Agreement or any such document is no longer in effect.

9.

ENFORCING THIS AGREEMENT; MISCELLANEOUS

9.1

Successors and Assigns.

This Agreement is binding on the Borrower’s and the Lender’s successors and assignees. The Borrower agrees that it may not assign this Agreement without the Lender’s prior consent.

9.2

Governing Law; Consent to Jurisdiction.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA.  THE PARTIES HERETO AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE COUNTY OF PALM BEACH, STATE OF FLORIDA AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF PALM BEACH, STATE OF FLORIDA.

9.3

Severability; Waivers.

If any part of this Agreement is not enforceable, the rest of the Agreement may be enforced. The Lender retains all rights, even if it makes a loan after default. If the Lender waives a default, it may enforce a later default. Any consent or waiver under this Agreement must be in wilting.

9.4

Attorneys’ Fees.

The Borrower shall reimburse the Lender for any reasonable costs and attorneys’ fees incurred by the Lender in connection with the enforcement or preservation of any rights or remedies under this Agreement and any other documents executed in connection with this Agreement including but not limited to the Note, and in connection with any amendment, waiver, “workout” or restructuring under this Agreement. In the event of a lawsuit or arbitration proceeding, the prevailing party is entitled to recover costs and reasonable attorneys’ fees incurred in connection with the lawsuit or arbitration proceeding, as determined by the court or arbitrator. In the event that any case is commenced by or against the Borrower under the Bankruptcy Code (Title 11, United States Code) or any similar or successor statute, the Lender is entitled to recover costs and reasonable attorneys’ fees incurred by the Lender related to the preservation, protection, or enforcement of any rights of the Lender in such a case. As used in this paragraph, “attorneys’ fees” includes the allocated costs of the Lender’s in-house counsel.

9.5

Entire Agreement.

This Agreement contains the entire agreement of the Lender and the Borrower with respect to the Facility Commitment. If the parties hereto are parties to any prior agreement, either written or oral, relating to the Facility Commitment, the terms of this Agreement shall amend and supersede the terms of such prior agreements as to transactions on or after the effective date of this Agreement.

9.6

Notices.

Unless otherwise provided in this Agreement or in another agreement between the Lender and the Borrower, all notices required under this Agreement shall be personally delivered or sent by first class mail, postage prepaid, or by overnight courier, to the addresses on the signature page of this Agreement, or sent by facsimile to the fax numbers listed on the signature page, or to such other addresses as the Lender and the Borrower may specify from time to time in writing. Notices and other communications shall be effective (i) if mailed, upon the earlier of receipt or five (5) days after deposit in the U.S. mail, first class, postage prepaid, (ii) if telecopied, when transmitted, or (iii) if hand-delivered, by courier or otherwise (including telegram, lettergram or mailgram), when delivered.

9.7

Headings.

Article and paragraph headings are for reference only and shall not affect the interpretation or meaning of any provisions of this Agreement.

9.8

Counterparts.

This Agreement may be executed in as many counterparts as necessary or convenient, and by the different parties on separate counterparts each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same agreement.

9.9

Limitation of Interest and Other Charges.

Notwithstanding any other provision contained in this Agreement, the Lender does not intend to charge and the Borrower shall not be required to pay any amount of interest or other fees or charges that is in excess of the maximum permitted by applicable law. Any payment in excess of such maximum shall be refunded to the Borrower or credited against principal, at the option of the Lender. It is the express intent hereof that the Borrower not pay and the Lender not receive, directly or indirectly, interest in excess of that which may be lawfully paid under applicable law including the usury laws in force in the State of Delaware.

9.10

Incorporation of Recitals.

The Recitals stated above are hereby incorporated by reference into and made a part of this Agreement.

This Agreement is executed as of the date stated at the top of the first page.

PURADYN FILTER TECHNOLOGIES INCORPORATED

/s/ Edward Vittoria	/s/ Christian Meissner
Name: Edward Vittoria	Name: Christian Meissner
Title: CEO

Address for notices to Borrower:	Address for notices to Lender:

22017 High Ridge Road
Boynton Beach, FL 33426